Fees Summary	Mar. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,973,955.40
Previously Paid Amount	0.00
Total Fee Amount	2,620.32
Total Offset Amount	0.00
Net Fee	$ 2,620.32